Exhibit 10.23

ADDENDUM AGREEMENT

TO

EXCLUSIVE EQUIPMENT LEASE AGREEMENT

This Addendum Agreement to Exclusive Equipment Lease Agreement (this “Addendum Agreement”) is entered into on February 29, 2012, by and between the following parties:

(1) International Green Chip Co., Ltd. (英特格灵芯片（天津）有限公司) (“IGC” or the “Lessor”) at Room 210, South Tower, Tianda Software Zone, 80 Fourth Avenue, Tianjin Development Area, Tianjin, PRC; and

(2) iWatt HK Limited (“iWatt” or the “Lessee”) at Unit 223B, 2/F., Core Building 2, No. 1 Science Park West Avenue, Hong Kong Science Park, Shatin, New Territories, Hong Kong.

The Lessor and the Lessee shall be collectively referred to as the “Parties” and each a “Party”. All capitalized terms contained herein unless otherwise defined in this Addendum Agreement shall have the same meanings ascribed to them in the Lease Agreement (as defined here below).

WHEREAS

(A)	The Parties entered into that certain Exclusive Equipment Lease Agreement dated January 11, 2012 (the “Lease Agreement”), pursuant to which among other things, the Lessor agreed to lease, and the Lessee agreed to rent, the Equipment, on an exclusive basis.

(B)	The Parties wish to amend the Lease Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.	Section 2 in the Recitals under the Lease Agreement shall be amended and replaced in its entirety by the following language:

“The Lessee, a limited liability company incorporated and validly existing in the Hong Kong Special Administrative Region (“Hong Kong”), is contemplating to establish a design centre in Shenzhen and/or Tianjin (and/or some other locations in the PRC) (the “WFOE”).”

2.	Sections 1.3(a), (b), (c) and (f) under the Lease Agreement shall be amended and replaced in its entirety by the following language:

“(a)	an exclusive option agreement in the form and substance attached hereto as Appendix II (the “Exclusive Option Agreement”), pursuant to which the Lessor shall agree to grant an option to the Lessee or its affiliate for the purchase of the Equipment;

(b)	a technology transfer agreement in the form and substance attached hereto as Appendix III (the “Technology Transfer Agreement”), pursuant to which the Lessor shall transfer to an affiliate of the Lessee full right and title to any and all the technology, know-how, confidential information and any other and intellectual properties associated with the products, namely LCDTV 8CH + Boost LED BLU Driver and LCDTV TCON Bias PMIC (collectively, the “Target Products”);

(c)	a mutual termination and transfer contract in the form and substance attached hereto as Appendix VII (the “Mutual Termination and Transfer Contract”);

(f)	a confidentiality and IP assignment agreement in the form and substance attached hereto as Appendix X (the “Confidentiality and IP Assignment Agreement”); and”

3.	Sections 3.2(b) under the Lease Agreement shall be amended and replaced in its entirety by the following language:

“5,000,000 shares of common stock of iWatt Inc. to be issued by iWatt Inc. (the “Share Consideration”, together with the Cash Consideration, the “Consideration”) shall be paid to the IGC Holders, the Target Employees and the IGC Employees, of which 2,750,000 shares shall be paid to the trust set up by iWatt Inc., which shall be administered in accordance with the Trust Deed and the Share Agreement.”

4.	All references to “Technology License Agreement” shall be amended and replaced in its entity by “Technology Transfer Agreement”.

5.	All references to “Mutual Termination and Transfer Agreement” shall be amended and replaced in its entity by “Mutual Termination and Transfer Contract”.

6.	All references to “Confidentiality and Invention Assignment Agreement” shall be amended and replaced in its entity by “Confidentiality and IP Assignment Agreement”.

7.	All the other terms and conditions under the Lease Agreement shall remain unchanged upon execution of this Addendum Agreement.

4.	This Addendum Agreement and the Lease Agreement shall constitute the entire agreement between the Parties and, when executed by the Parties, supersede all prior agreements, understandings and communications, either verbal or in writing, between the Parties with respect to the subject matter contained herein and therein.

5.	This Addendum Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Signature pages to follow]

NOW, IN WITNESS HEREOF, the Parties have executed this Addendum Agreement by their respective authorized representatives as of the first date written above.

Lessor:		Lessee:

International Green Chip Co., Ltd.		iWatt HK Limited

英特格灵芯片（天津）有限公司

By:	/s/ ZHANG Fuhong (张福宏)	By:	/s/ James V. McCanna

Name:	ZHANG Fuhong (张福宏)	Name:	James V. McCanna

Title:	Legal Representative	Title:	Director

(company’s chop)